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                                                                    EXHIBIT 12.1
                                                                TO ANNUAL REPORT
                                                                    ON FORM 20-F

                 CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

      I, Wu Junguang, co-principal executive officer of Guangshen Railway Company Limited, or Guangshen, certify that:

      1. I have reviewed this annual report on Form 20-F of Guangshen;

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this annual report;

      4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Guangshen and have:

            a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b. evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            c. disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

      5. Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation, to Guangshen's auditors and the audit committee of Guangshen's board of directors (or persons performing the equivalent function):

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            a.    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information; and

            b. any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting; and

      6. Guangshen's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 27, 2005                      By: /s/ Wu Junguang
                                             ----------------------------------
                                             Wu Junguang
                                             Chairman of the Board of Directors

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                 CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

      I, Li Kelie, co-principal executive officer of Guangshen Railway Company Limited, or Guangshen, certify that:

      1. I have reviewed this annual report on Form 20-F of Guangshen;

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this annual report;

      4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Guangshen and have:

            a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b. evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            c. disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

      5. Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation, to Guangshen's auditors and the audit committee of Guangshen's board of directors (or persons performing the equivalent function):

            a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information; and

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            b.    any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting; and

      6. Guangshen's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 27, 2005                             By: /s/ Li Kelie
                                                    ----------------
                                                    Li Kelie
                                                    General Manager

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                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

      I, Yao Xiaocong, principal financial officer of Guangshen Railway Company Limited, or Guangshen, certify that:

      1. I have reviewed this annual report on Form 20-F of Guangshen;

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this annual report;

      4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Guangshen and have:

            a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b. evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            c. disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

      5. Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation, to Guangshen's auditors and the audit committee of Guangshen's board of directors (or persons performing the equivalent function):

            a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information; and

            b. any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting; and

      6. Guangshen's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 27, 2005                                    By: /s/ Yao Xiaocong
                                                           -----------------
                                                           Yao Xiaocong
                                                           Chief Accountant